UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IMMUNE PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Immune Pharmaceuticals Inc.

550 Sylvan Avenue, Suite 101

Englewood Cliffs, NJ 07632

December 8, 2017

Dear Stockholder,

On behalf of the Board of Directors, you are cordially invited to attend the 2017 Annual Meeting of Stockholders of Immune Pharmaceuticals Inc. (the “Company,” “we” or “us”) to be held at 10:00 a.m., Eastern Time, on January 25, 2018, at the offices of Nixon Peabody LLP, 55 West 46th Street, New York, New York 10036, as may be joined by virtual meeting. The formal Notice of Annual Meeting and proxy statement more fully describing the purposes of the Annual Meeting are set forth in the enclosed material.

Your vote is important. You can vote your shares by:

•	completing, signing and returning the enclosed proxy card (the “Proxy Card”) using the enclosed envelope, which requires no postage if mailed within the United States;

•	in advance of the meeting over your touch tone telephone by calling 1-800-690-6903 and following the instructions on the Proxy Card;

•	in advance of the meeting on the internet in accordance with the instructions on the Proxy Card; or

•	attending the Annual Meeting in person, or via virtual meeting as provided on the Proxy Card, where you may vote even if you have already returned a Proxy Card.

The matters expected to be acted upon at the Annual Meeting are as follows:

1.	Elect each of Daniel Kazado and Jeffrey Paley, M.D., nominees for Class I directors, as members of our Board of Directors;

2.	Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	Approve an amendment to our 2015 Equity Incentive Plan to increase the number of shares issuable under the plan from 750,000 to 3,500,000 and to eliminate the share limit on annual awards to any single participant (whether an employee, director or consultant) in any fiscal year;

4.	Ratify the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on April 12, 2017 and the one for twenty reverse stock split of our common stock that was effected thereby and which became effective on April 13, 2017;

5.	Hold an advisory vote on our 2017 named executive officer compensation;

6.	Hold an advisory vote on the frequency of the advisory vote on executive compensation; and

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7.	Authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

The Board of Directors recommends the approval of each of these proposals.

Thank you for your ongoing support of Immune Pharmaceuticals Inc.

Sincerely,

/s/ Elliot Maza
Elliot Maza, President and Chief Executive Officer

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Immune Pharmaceuticals Inc.

550 Sylvan Avenue, Suite 101

Englewood Cliffs, NJ 07632

 December 8, 2017

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

 You are cordially invited to attend the 2017 Annual Meeting of the Stockholders (“Annual Meeting”) of Immune Pharmaceuticals Inc. (the “Company,” “we” or “us”) to be held on January 25, 2018 at 10:00 a.m. Eastern time, at the offices of Nixon Peabody LLP, 55 West 46th Street, New York, NY 10036 (or by joining via the virtual meeting room, as described in the attached proxy card (the “Proxy Card”)) for the purposes described below and as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.            Elect each of Daniel Kazado and Jeffrey Paley, M.D., nominees for Class I directors, as members of our Board of Directors;

2.           Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.           Approve an amendment to our 2015 Equity Incentive Plan to increase the number of shares issuable under the plan from 750,000 to 3,500,000 and to eliminate the share limit on annual awards to any single participant (whether an employee, director or consultant) in any fiscal year;

4.            Ratify the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on April 12, 2017 and the one for twenty reverse stock split of our common stock that was effected thereby and became effective on April 13, 2017;

5.            Hold an advisory vote on our 2017 named executive officer compensation;

6.            Hold an advisory vote on the frequency of the advisory vote on executive compensation; and

7.            Authorize the adjournment of the Annual Meeting if necessary or appropriate, including adjournment for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

In addition, the Company will transact any other business that may properly be presented before the Annual Meeting or at any adjournment or postponement thereof. If you desire to join the Annual Meeting via the virtual meeting room, we recommend that you log in at least fifteen minutes before the meeting to ensure you are logged in when the meeting starts.

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WHO MAY VOTE?

You may vote on these Proposals if you were an owner of shares of our common stock at the close of business on December 1, 2017 (the “Record Date”). With regard to Proposal No. 4 of this Annual Meeting and Proxy Statement, to the extent that you were an owner of our common stock on October 21, 2016 (the record date relating to our November 2, 2016 proxy statement) you have received notice of this Annual Meeting pursuant to Section 204 of the General Corporation Law of the State of Delaware (the “DGCL”); however, if you were a stockholder as of October 21, 2016, but are not a stockholder as of the December 1, 2017 Record Date, then you are not entitled to vote at this Annual Meeting on any of the proposals. A list of stockholders of record will be available at the Annual Meeting and during the ten days prior to the Annual Meeting at our offices, which are located at 550 Sylvan Avenue, Suite 101, Englewood Cliffs, New Jersey 07632 attention: Secretary, Annual Meeting.

Whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum, we urge you to vote your shares by promptly completing, signing and returning the enclosed Proxy Card using the enclosed envelope. The enclosed envelope requires no postage if mailed within the United States. You may also vote your shares over the telephone or the internet in accordance with the instructions on the Proxy Card, which also qualifies for obtaining a quorum.  You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Elliot Maza
Elliot Maza
Chief Executive Officer

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IMMUNE PHARMACEUTICALS INC.

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Immune Pharmaceuticals Inc.

550 Sylvan Avenue, Suite 101

Englewood Cliffs, NJ 07632

PROXY STATEMENT FOR THE IMMUNE PHARMACEUTICALS INC.

2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 25, 2018

This proxy statement (the “Proxy Statement”) and the accompanying Notice of 2017 Annual Meeting of Stockholders contain information about the 2017 Annual Meeting of the Stockholders of Immune Pharmaceuticals Inc. (the “Annual Meeting”) including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m., Eastern Time, on January 25, 2018 at the offices of Nixon Peabody LLP, 55 West 46th Street, New York, NY 10036 (and by virtual meeting room as described in the proxy card (the “Proxy Card”) annexed to this Proxy Statement).

In this Proxy Statement, we refer to Immune Pharmaceuticals Inc. as “Immune,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting.

This Proxy Statement, the Notice of 2017 Annual Meeting of Stockholders and the Proxy Card will be first sent or made available to stockholders on or before December 8, 2017.

Although not part of this Proxy Statement, we are sending along with this Proxy Statement our 2016 annual report, which includes our financial statements for the fiscal year ended December 31, 2016, and our most recent quarterly report, which includes our financial statements for the fiscal quarter ended September 30, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 25, 2018

This Proxy Statement, our 2016 annual report and the quarterly report for the fiscal quarter ended September 30, 2017 are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have available your 12-digit control number(s) that appears on your Proxy Card. You may also elect on this website to receive future distributions of our proxy statements and annual reports by electronic delivery.

Additionally, you may find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2016, and a copy of our Quarterly Report on Form 10-Q, which includes our financial statements for the fiscal quarter ended September 30, 2017, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.immunepharma.com. You may also obtain a printed copy of our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q, including our financial statements, free of charge, by sending a written request to us at: 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632, attention: Secretary, Annual Meeting. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING

Why is the Company Soliciting my Proxy?

The Board is soliciting your proxy to vote at the Annual Meeting, and any adjournments or postponements of the meeting, to be held at 10:00 a.m., Eastern Time, on January 25, 2018 at the offices of Nixon Peabody LLP, 55 West 46th Street, New York, NY 10036 (and by virtual meeting room as described in the Proxy Card annexed to this Proxy Statement). The Proxy Statement and the accompanying Notice of 2017 Annual Meeting of Stockholders summarize the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

What is Included in these Materials?

We have made available to you on the Internet or have sent to you this Proxy Statement, the Notice of 2017 Annual Meeting of Stockholders, the Proxy Card, a copy of our Annual Report on Form 10-K for the fiscal year ended 2016 and a copy of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 because you owned shares of our common stock (“Common Stock”) as of the close of business on December 1, 2017 (the “Record Date”). The Company intends to commence distribution of the proxy materials to stockholders on or about December 8, 2017. To the extent you were a record holder on October 21, 2016, you will have received Notice of 2017 Annual Meeting of Stockholders, but you will not be entitled to vote at the Annual Meeting unless you are also a stockholder as of the December 1, 2017 Record Date.

Who Can Vote at the Annual Meeting?

You may vote on these Proposals if you were an owner of shares of our Common Stock on the Record Date. With regard to Proposal 4 of this Annual Meeting and Proxy Statement, to the extent that you were an owner of our Common Stock on October 21, 2016 (the record date relating to the original vote on our reverse stock split), you have received notice of this Annual Meeting pursuant to Section 204 of the General Corporation Law of the State of Delaware (the “DGCL”); however, if you were a stockholder as of October 21, 2016, but are not a stockholder as of the December 1, 2017 Record Date, then you are not entitled to vote at this Annual Meeting on any of the proposals contained in this Proxy Statement. The list of the stockholders of record entitled to vote at the Annual Meeting will be available for inspection by stockholders for such purposes as are set forth in the General Corporation Law of the State of Delaware at our offices located at 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632 during the ten-day period immediately prior to the Annual Meeting. Such list will be available for inspection at the Annual Meeting as well.

You are not required to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting (in physical form, by internet vote or telephonically voted) and not revoked prior to the Annual Meeting will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

As of the Record Date, there were 17,904,173 shares of our Common Stock outstanding and entitled to vote.

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Each share of our Common Stock that you own as of the Record Date entitles you to one vote. Please read the language above regarding “Who Can Vote at the Annual Meeting?”.

What Is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

You are the “record holder” of shares registered in your name with our transfer agent, Vstock Transfer, LLC.  The Company has provided these proxy materials directly to you if you are a record holder.

You are considered the “beneficial owner” of shares held in “street name”, which are shares held in a stock brokerage account, a bank or other holder of record. That organization has forwarded these proxy materials to you if your shares are held in street name.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  You will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date if your shares are held in street name and you wish to physically attend the Annual Meeting. You will receive instructions from the holder of record describing how to vote if your shares are held in street name.

How Do I Vote?

Stockholders of Record

Record holders have four methods of voting:

1.	Vote by Internet. The Annual Meeting will be available via the Internet at www.virtualshareholdermeeting.com/IMNP. You may attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/IMNP.

2.	Vote by mail. Mark, date, sign and mail the enclosed Proxy Card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling the toll-free number found on the vote instruction form.

4.	Vote in person. Attend and vote at the Annual Meeting held at the location described above.

Beneficial Owners of Shares Held in Street Name

Our beneficial owners have four methods of voting:

1.	Vote by Internet. The Annual Meeting will be available via the Internet at www.virtualshareholdermeeting.com/IMNP. You may attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/IMNP.

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2.	Vote by mail. Mark, date, sign and mail the enclosed Proxy Card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling the toll-free number found on the Proxy Card.

4.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

Your most current Proxy Card or proxy submission by telephone or Internet is the one that will be counted if you submit a vote in more than one of the foregoing manners. See “May I Change or Revoke my Proxy?” below.

You may deliver your completed Proxy Card in person if you are a registered stockholder and attend the meeting. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Who Can I Call with Additional Questions?

If you have any questions or need assistance voting your shares of common stock, please contact Immune Pharmaceuticals proxy solicitor, Okapi Partners LLC, at 888-785-6673.

How Will My Shares Be Voted?

All shares entitled to vote and represented by a properly completed, executed and received proxy before the Annual Meeting (and not revoked) will be voted at the Annual Meeting as your proxy is instructed. If you hold shares as a stockholder of record (i.e., in your name with our transfer agent) and do not indicate how your shares should be voted on a matter, then the shares represented by your proxy will be voted as the Board recommends on each of the enumerated proposals and regarding any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. If you are a record holder, these proxy materials have been provided directly to you by the Company. If you hold shares through a broker, bank or other nominee, your shares will be voted as you instruct that broker, bank or nominee, and your nominee may be entitled to vote in its discretion on certain “routine” matters. See “What is a Broker Non-Vote?” below. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

What is a Broker Non-Vote?

You must instruct the organization who holds your shares how to vote your shares if your shares are held in a street name, such as through a broker, bank, nominee or other intermediary. Brokers and other intermediaries holding shares of common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. Brokers may vote their customers’ shares on a discretionary basis on routine matters but not on non-routine matters if their customers do not give any direction. Your shares will not be voted on any non-routine proposal if you do not provide voting instructions.  This vote is called a “broker non-vote.”

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Proposals 2 and 4 of this Proxy are considered “routine” matters on which your broker, bank or nominee that holds your shares in street name may exercise their voting discretion. Accordingly, your bank, broker or other nominee will have the authority to vote on your behalf on Proposals 2 and 4. Proposals 1, 3, 5, 6 and 7 are considered “non-routine” and, therefore, your broker, bank or nominee may not use discretionary authority to vote shares if they have not received instructions from you on Proposals 1, 3, 5, 6 and 7.  We encourage you to submit your vote instruction form to your broker, bank or nominee on these Proposals so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals, but are included for purposes of determining whether a quorum has been reached. Abstentions would not affect Proposals 1 through 3 and 5 through 7, but would have the same consequences as an “against” vote for Proposal 4.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their Proxy Cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

We must have a quorum to carry on business at the Annual Meeting.  A quorum is present when one-third of the issued and outstanding shares entitled to vote as of the Record Date are represented in person or by proxy.  Thus, holders of at least 5,968,058 shares must be represented in person or by proxy to have a quorum at the Annual Meeting.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) even if you do not provide voting instructions, or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is not a quorum at the Annual Meeting, we may adjourn the meeting if Proposal 7 is approved by the holders of a majority of the shares present or represented at the meeting.

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How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

PROPOSAL 1: Election of Directors	A plurality of the votes cast	No

PROPOSAL 2: Ratification of Marcum LLP as independent registered public accounting firm	A majority of the votes cast	Yes

PROPOSAL 3: Approval of Amendments to Amended and Restated 2015 Equity Incentive Plan	A majority of the votes cast	No

PROPOSAL 4: Ratification of Previously Approved 2017 Reverse Stock Split	A majority of the Company’s outstanding Common Stock	Yes

PROPOSAL 5: Advisory Vote on Executive Compensation	A majority of the votes cast	No

PROPOSAL 6: Advisory Vote on Frequency of Say-On-Pay Votes	A majority of the votes cast	No

PROPOSAL 7: Adjournment of the Annual Meeting, if Necessary or Appropriate	A majority of the votes cast	No

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the elections of Daniel Kazado and Jeffrey Paley, M.D. as Class I directors;

•	“FOR” ratification of Marcum LLP as independent registered public accounting firm;

•	“FOR” approval of amendments to the 2015 Equity Plan

•	“FOR” ratification of the 2017 Reverse Stock Split;

•	“FOR” adoption of advisory vote on executive compensation;

•	“FOR” adoption of advisory vote on frequency of “Say-On-Pay” votes; and

•	“FOR” approval of the adjournment to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to constitute a quorum or to approve any of Proposals 1 through 6.

If any other matter is properly presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed on the Proxy Card in accordance with his or her best judgment. At the time this Proxy Statement was first made available, we know of no matters that need to be acted on at the Annual Meeting other than those described in this Proxy Statement.

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May I Change or Revoke My Proxy?

You may change or revoke your proxy at any time before it is voted in any one of the following ways:

•	By submitting a new Proxy Card with a date later than your previously delivered proxy and submitting it as instructed above or by providing written notice of revocation to us before the Annual Meeting at 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632, Attention: Secretary, Annual Meeting;

•	By submitting a later proxy by Internet or by telephone as instructed above; or

•	By attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not, in and of itself, change or revoke a previously submitted proxy unless you specifically request it or vote by ballot at the Annual Meeting.

Your most current Proxy Card or proxy submission by telephone or Internet or by voting at the Annual Meeting in person is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one Proxy Card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all your shares are voted.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting and we will publish preliminary or final results, if available, in a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an Amended Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board. The Company will bear the entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials. In addition, proxies may be solicited personally, by telephone or otherwise, by our officers, directors and employees, none of whom will receive any compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and obtain authority to execute proxies. We will reimburse such parties for their reasonable expenses incurred in connection with these activities.

The Company has engaged Okapi Partners to assist the Company in soliciting proxies related to the proposals set forth in the Proxy Statement and to be voted upon at the Annual Meeting and at any adjournments or postponements thereof. Okapi Partners may solicit proxies personally, electronically, by mail or by telephone. The Company has agreed to pay Okapi Partners a fee of $7,500 for its services, plus any disbursements incurred.

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Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single notice and a single set of our proxy materials to any household at which two or more of our stockholders reside if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., by calling their toll-free number, 1-888-237-1900.

If you do not wish to participate in “householding” and would like to receive your own notice or, if applicable, set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our common stock and both of you would like to receive only a single notice or, if applicable, set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.

•	If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders may elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You may choose this option and save us the cost of producing and mailing these documents by:

•	following the instructions provided on your notice or Proxy Card;

•	following the instructions provided when you submit a proxy to vote over the Internet; or

•	going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock, (ii) each of our current directors and the named executive officer identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock that the person has the right to acquire within 60 days after December 1, 2017 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

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The information set forth in the table below is based on 17,904,173 shares of our Common Stock issued and outstanding on December 1, 2017. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after November 30, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the stockholders below is in care of Immune Pharmaceuticals Inc., 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Executive Officers and Directors:
Elliot Maza (1)	124,500	*
Tony Fiorino (2)	13,500	*
Daniel G. Teper (3)	353,816	1.98%
Cameron Durrant (4)	34,700	*
Daniel Kazado (5)	94,821	*
Jeff Paley (6)	35,400	*
John Neczesny (7)	32,000	*
All current executive officers and directors as a group (7 persons)	688,736	3.85%

John Militello (8)	9,496	*

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*	Represents beneficial ownership of less than 1% of the shares of Common Stock.

(1)	Includes 124,500 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days.

(2)	Includes 13,500 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days.

(3)	Consists of 283,990 shares of our Common Stock, 68,438 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days and warrants to purchase 1,388 shares of our Common Stock that are exercisable within the next 60 days.

(4)	Consists of 200 shares of our Common Stock and 34,500 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days.

(5)	Includes 57,259 shares of our Common Stock, 37,000 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days and warrants to purchase 562 shares of our Common Stock that are exercisable within the next 60 days.

(6)	Includes 400 shares of our Common Stock and 35,000 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days.

(7)	Includes 32,000 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days.

(8)	Effective as of November 21, 2017, Mr. Militello is no longer employed by the Company. Includes 100 shares of our Common Stock and 9,396 shares of our Common Stock issuable upon the exercise of stock options that are exercisable within the next 60 days.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our charter provides that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of six members, classified into three classes as follows: (i) Mr. Daniel Kazado and Jeffrey Paley M.D. are the Class I directors with a term ending at the annual meeting to which this proxy statement relates; (ii) Cameron Durrant, M.D., and Mr. Elliot M. Maza constitute the Class II directors with a term ending at the subsequent annual meeting; and (iii) Dr. Daniel G. Teper, and Mr. John Neczesny constitute the Class III directors with a term ending at the next subsequent annual meeting.

On November 28, 2017, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Mr. Daniel Kazado for election as a director at the 2017 Annual Meeting.

Directors and Executive Officers

Set forth below, as of December 7, 2017, are the names of our directors and executive officers, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this Proxy Statement that each person listed below should serve as a director is set forth below:

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Name	Age	Position
Elliot Maza, JD, CPA	62	President and Chief Executive Officer and Director
Tony Fiorino, M.D., Ph.D.	50	Chief Medical Officer and Chief Operating Officer
Cameron Durrant, M. D.	57	Lead Independent Director; Chair of Audit Committee; Chair of Compensation Committee and Member of Nominating and Corporate Governance Committee
Daniel G. Teper, Pharm. D	58	Chief executive Officer of Cytovia, Inc., the Company’s wholly owned subsidiary, and Director; Member of Transactions Committee
Daniel Kazado	52	Director
John Neczesny	54	Director; Chair of Transactions Committee; Member of Audit Committee
Jeffrey Paley, M.D.	50	Director; Chair of Nominating and Corporate Governance Committee; Member of Audit Committee and Compensation Committee

Elliot M. Maza, J.D., CPA (inactive), 62, was appointed Chief Executive Officer of the Company in September 2017, after serving in this capacity on an interim basis since April 2017 and as a Director since January 2015. He was appointed President of the Company in November 2017. Mr. Maza served as a consultant to the Company from November 2014 to January 2015. Mr. Maza served as the Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer of Intellect Neurosciences, Inc., a biotechnology company focused on the development of therapeutics for various CNS diseases from July 2014 until September 2017 and served as the Executive Vice President of Intellect Neurosciences, Inc. from May 2006 to March 2007, as President from March 2007 to October 2011 and as a consultant to Intellect Neurosciences, Inc. from November 2011 until July 2014. Mr. Maza was appointed to the board of directors of Intellect Neurosciences, Inc. on June 26, 2007, Mr. Maza served as the Chief Executive Officer, Chief Financial Officer and member of the Board of Directors of Biozone Pharmaceuticals, Inc., a contract manufacturer of over-the-counter pharmaceuticals and skin care products, from August 2011 until January 2014. From December 2003 to May 2006, Mr. Maza served as Chief Financial Officer of Emisphere Technologies, Inc., a biopharmaceutical company specializing in oral drug delivery. From March 1999 to December 2003, Mr. Maza was a Partner, Transaction Advisory Services, at Ernst & Young, LLP. During the period from May 1989 to March 1999, Mr. Maza served as an Associate and subsequently Vice President in the Fixed Income divisions of Goldman Sachs, Inc. and JP Morgan Securities, Inc. Mr. Maza practiced law at Sullivan and Cromwell in New York from September 1985 to April 1989. Mr. Maza has served on numerous Boards of Directors for OTC and NASDAQ traded companies, including positions as Chairman of the Audit Committee. He is a registered attorney and a licensed C.P.A. (inactive) in the states of New York and New Jersey. He received a B.A. in Accounting from Touro College in New York and a J.D. from the University of Pennsylvania Law School. We believe that Mr. Maza is qualified to serve as Chief Executive Officer and as a director of the Company based on his experience as a senior executive in several biotech and biopharma companies.

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Tony Fiorino, M.D., Ph.D., 50, was appointed Chief Medical Officer and Chief Operating Officer of the Company in August 2017. Dr. Fiorino served as President and Chief Executive Officer of Triumvira Immunologics, an immuno-oncology company developing a novel engineered T cell platform, 2015-2017. Dr. Fiorino was the Chief Executive Officer of BrainStorm Cell Therapeutics (NASDAQ:BCLI) a leading developer of adult stem cell technologies for neurodegenerative diseases, 2014-2015. During his tenure, BrainStorm conducted a phase 2 trial of neurotrophic factor-secreting mesenchymal stem cells in amyotrophic lateral sclerosis, raised $25 million in equity capital, and uplisted to the Nasdaq. Dr. Fiorino was the Founder, President and CEO of EnzymeRx from 2008-2010, where he led the acquisition of a late-stage pre-clinical biologic and the development of the compound through phase 2 clinical trials and its subsequent sale to 3SBio, and worked as an independent consultant to biotechnology and pharmaceutical companies and investment funds from 2008-2014. Before founding EnzymeRx, Dr. Fiorino worked as a biotechnology and pharmaceuticals analyst and portfolio manager at firms including JP Morgan, Citigroup, and Pequot Capital. Dr. Fiorino earned an MD and a PhD from the Albert Einstein College of Medicine, where he studied the differentiation of liver progenitor cells, and a BS from the Massachusetts Institute of Technology. We believe that Dr. Fiorino is qualified to serve as Chief Medical Officer and Chief Operating Officer of the Company based on his educational background and experience as a senior executive in several biotech and biopharma companies.

Cameron Durrant, MD, MBA, 57, joined our board of directors in July 2014. Dr. Durrant is CEO and Chairman of the Board of Humanigen, Inc. (formerly KaloBios Pharmaceuticals, Inc.) (OTC: HGEN), effective as of March 1, 2016. Dr. Durrant served as President and Chief Executive Officer of ECR Pharmaceuticals Co., Inc. (“ECR”) a subsidiary of Hi-tech Pharmacal Co., Inc. (NASDAQ: HITK), from September 2012 to April 2014. From January 2010 to September 2012, Dr. Durrant served as a consultant to several biopharma companies, as the Founder, CEO and CFO of PediatRx, Inc. (subsequently divested) and on several biotech and medical device company boards. As well as holding CEO and CFO roles, he has acted as Chairman, Treasurer and Chief Accounting Officer and convened, sat on or chaired audit, nominating, governance, compensation and special board committees. He has been an executive at blue-chip big pharma, including Johnson and Johnson, Pharmacia Corporation (until its acquisition by Pfizer), GSK and Merck. He is a founding director of Bexion Pharmaceuticals, a private company with a Phase I, novel lipid/protein nanotech oncology therapeutic and a board member of Alcyone Life Sciences, a private medical device company. He has served as a founding investor, Chairman, CEO and CFO of PediatRx (a public company), Executive Chairman and CEO of Anavex (a public company), former Chairman of Pressure Point (a medical device company), former CEO of PediaMed Pharmaceuticals (acquired by Connetics Corporation) and former board member of Topaz Pharmaceuticals (acquired by sanofi-aventis). He was the 2005 winner of the Ernst and Young Ohio and Kentucky ‘Entrepreneur of the Year’ winner and a national finalist, named in the PharmaVoice 2005, 2006, 2007 and 2010 list of one of the ‘100 most inspiring people in the pharmaceutical industry’ and by Pharmaceutical Executive in 2008 as part of the ‘Change generation - young leaders to watch in pharma’. Cameron earned his MD from the Welsh National School of Medicine, Cardiff, UK, his DRCOG from the Royal College of Obstetricians and Gynecologists, London, UK, his MRCGP from the Royal College of General Practitioners, London, UK, his DipCH from the Melbourne Academy, Australia and his MBA from Henley Management College, Oxfordshire, UK. We believe that Dr. Durrant is qualified to serve on our board of directors based on his experience advising companies in the pharmaceutical industry and his vast experience as an executive and director of several pharmaceutical companies.

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Daniel Gedeon Teper, Pharm. D., M.B.A, 58, served as the Chief Executive Officer of the Company from August 2013 until April 2017, when he resigned from such position to assume the position of Chief Executive Officer of Cytovia, Inc., a wholly-owned subsidiary of the Company. Dr. Teper was appointed to such Cief Executive Officer of the Company pursuant to the terms of the August 2013 merger transaction between the Company and Immune Pharmaceuticals Ltd. (“Immune Ltd.”), now a wholly-owned subsidiary of the Company (the “Merger”). From August 25, 2013 to December 15, 2014, Dr. Teper served as Chairman of our Board of Directors. Dr. Teper founded Immune Pharmaceuticals Ltd. and served as its chairman and chief executive officer from January 2010 to August 2013. From 2005 to 2009, Dr. Teper served as New York-based Managing Partner and Head of North America at Bionest Partners, a global management consulting firm, where he advised pharmaceutical and public biotechnology companies with respect to corporate strategy, business development, mergers and acquisitions, new product development and commercialization. From 2000 to 2004, Dr. Teper held various senior management roles in the U.S., including senior vice president of sales and business development at Softwatch, an Internet healthcare company, where he assisted in raising $30 million in venture capital and expanding the company to over 150 employees. From 1996 to 1999, Dr. Teper served as global president of HAVAS-Euro Rscg Healthcare Worldwide, where he expanded operations internationally and advised pharmaceutical companies on global launches of major new drugs in multiple disease areas. Dr. Teper worked for Novartis from 1984 to 1990, serving at the headquarters in Basel, Switzerland from 1984 to 1985 and serving out of the U.S. from 1985 to 1990, during which time he held management responsibilities in sales and marketing and was appointed head of new product development for Cardiovascular Products. From 1990 to 1992, Dr. Teper held general management positions in France, including Senior Vice President and head of marketing and sales of Laboratories at GlaxoSmithKline and President and Chief Operating Officer of Laboratories at Delagrange (which was acquired by Synthelabo, a predecessor to Sanofi). In 1993, Dr. Teper founded and began serving as chief executive officer of WINTEC Pharma, a specialty pharmaceutical company. In 1995, Dr. Teper sold the anti-infectives segment of WINTEC Pharma to Norgine (UK) and the dermatology segment to Galephar (Belgium). In 1999, Dr. Teper co-founded Novagali (NYSE Euronext: NOVA), a pharmaceutical company specializing in ophthalmology and which was recently acquired by Japan’s Santen. Dr. Teper holds a Doctor of Pharmacy degree from Paris XI University and an MBA from INSEAD, where he was a J. Salmon scholar. We believe that Dr. Teper is qualified to serve as on our board of directors due to his many years of service as our Chief Executive Officer and as former Chief Executive Officer of Immune Ltd., his extensive knowledge of our Company and his extensive experience within our industry.

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Daniel Kazado, 52, became a Director of the Company on October 19, 2013 and became the Chairman of the Board of Directors on December 15, 2014. Mr. Kazado has served as a senior advisor to Melini Capital, a family owned private and public equity firm investing internationally in several industries, since its incorporation in 2010. Melini Capital has been an early and significant investor in Immune Pharmaceuticals. From March 2011 to August 2013, Mr. Kazado served as a director. In 1992, Mr. Kazado founded DMA Altiam, a management consulting firm that advised boards of directors and senior management in multiple industries. DMA Altiam grew to include 25 professionals over the course of fifteen years, and in 2002 Mr. Kazado sold the company to Altran Technologies, a global engineering and management consulting group with revenues of over $1 billion. Mr. Kazado holds a bachelor’s degree in Business Administration and a master’s degree in Management from Lyon University in France. We believe that Mr. Kazado is qualified to serve on our board of directors based on his experience with advising boards of directors and senior management of in multiple industries, including our industry, with respect to management and other business aspects.

John Neczesny, M.B.A., 54, became a Director of the Company on February 2, 2016. Mr. Neczesny is a Managing Partner at Blue Ox Healthcare Partners, LLC, a private investment firm providing capital to growth-stage healthcare companies. He was previously a Managing Director at Oberon Securities, LLC as an investment banker to healthcare companies and Vice President, Corporate Development at Par Pharmaceutical Companies. From 1998 to 2008, Mr. Neczesny was an investment banker at Bear Stearns & Co. Inc. in the Healthcare group, where he rose to Managing Director and was involved in numerous M&A and capital markets transactions for pharmaceutical, biotechnology and medical technology companies. Prior to his corporate finance career, he spent 9 years in business development and project management roles in contract laboratory and data management businesses. Mr. Neczesny earned an MBA in Finance from New York University Stern School of Business and a Bachelor of Science degree in Chemistry from the University of Delaware. We believe that Mr. Neczesny is qualified to serve as a director of the Company based on his experience with numerous transactions involving pharmaceutical and biotechnology companies.

Jeff Paley, M.D, 50, became a Director of the Company on February 23, 2016. Mr. Paley brings over 19 years of experience in the healthcare industry. Dr. Paley has been an active clinician and consultant for over 30 analysts and portfolio managers in the biotechnology, pharmaceutical, specialty pharmaceutical and medical technology arenas, reviewing the clinical, preclinical and regulatory pedigrees of numerous therapeutics and devices. Dr. Paley has also consulted for several biotechnology and specialty pharmaceutical companies, most notably in the areas of clinical development and business development and he has engineered transactions worth over $600 million. Dr. Paley founded Access Medical Associates in 2003, after spending five years on the full-time academic faculty of Weill Cornell Medical College, where he served as a Director of Clinical Research at the Cornell Internal Medicine Associates. At Weill Cornell, Dr. Paley was a Principal or Co-Principal Investigator on several studies of diabetes, hypertension, and cholesterol disorders. He has served as a Director of Kellbenx and Retrophin and currently serves as a Director of Kalytera, Avenue Therapeutics and Remote Radiology Inc. Dr. Paley trained at Harvard Medical School and completed a residency in Internal Medicine at Massachusetts General Hospital. We believe that Dr. Paley is qualified to serve as a Director of the Company based on his extensive experience in the healthcare industry.

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Family Relationships

There are no family relationships among any of our current or former directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Dr. Durrant, Dr. Paley and Mr. Neczesny qualify as independent directors in accordance with the standards set by The NASDAQ Stock Market and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.

Committees of the Board of Directors and Meetings

Committees. The Board has established three standing committees, the (i) Audit Committee, (ii) Compensation Committee, and (iii) Nominating and Corporate Governance Committee. The Board has determined that each member of these committees meets the independence requirements applicable to each such committee as prescribed by NASDAQ and the SEC.

Meeting Attendance. During the fiscal year ended December 31, 2016, there were 20 meetings of our Board of Directors, and the various committees of the Board met a total of 10 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2016. The Board has adopted a policy under which each member of the Board of Directors makes every effort to attend each annual meeting of our stockholders.

Audit Committee. Our Audit Committee currently consists of Dr. Durrant (Chairman) and Dr. Paley and Mr. Neczesny. Our Audit Committee met four times during the fiscal year ended December 31, 2016. Our Audit Committee is responsible for retaining and overseeing our independent registered public accounting firm, approving the services performed by our independent registered public accounting firm and reviewing our annual financial statements, accounting policies and our system of internal controls. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market LLC; as such standards apply specifically to members of audit committees. The Board has determined that Dr. Durrant is an “audit committee financial expert” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available on the “Investors-Corporate Governance-Committees” section of our website at www.immunepharma.com.

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Compensation Committee. The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of The NASDAQ Capital Market. None of the members of the Compensation Committee during fiscal 2016 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Cameron Durrant, M.D. (Chairman), Jeffrey Paley, M.D. and John Neczesny.

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and setting compensation of executive officers;

•	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;

•	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•	Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;

•	Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;

•	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors; and

•	Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

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Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Jeffrey Paley, M.D. (Chairman), Cameron Durrant, M.D., and John Neczesny. The Nominating and Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. Both members of the Nominating and Governance Committee qualify as independent as defined by the rules of the NASDAQ Stock Market.

The Nominating and Governance Committee regularly assesses the size of the Board, the need for particular expertise on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

A copy of the Nominating and Governance Committee’s written charter is publicly available on our website at www.immunepharma.com.

Board Leadership Structure

Dr. Cameron Durrant serves as the Lead Independent Director and Elliot M. Maza serves as our Chief Executive Officer. We believe that this structure is the most effective structure for us and our stockholders at this time because a lead director (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the Board to express its views on management and (iii) allows the Lead Director to focus on stockholder interests and corporate governance while providing our Chief Executive Officer with the ability to focus his attention on managing our day-to-day operations. As Dr. Durrant has experience with advising boards of directors and senior management in multiple industries, including our industry, with respect to management and other business aspects, he is particularly well-suited to serve as Lead Independent Director.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

Role in Risk Oversight

Management is responsible for managing the risks that we face. The Board is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives and risks associated with our clinical trials, to improve long-term organizational performance and enhance stockholder value. The involvement of the full Board in reviewing our strategic objectives and plans, including with respect to our clinical trials, is a key part of the Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

Although the Board has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the Board assist it in fulfilling that responsibility.

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The Audit Committee assists the Board in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements; the Nominating and Governance Committee reviews legal and regulatory compliance risks; the Compensation Committee assists the Board in its oversight of the evaluation and management of risks related to our compensation policies and practices.

Stockholder Communications to the Board of Directors

Generally, stockholders who have questions or concerns should contact Investor Relations at (201) 464-2677 or e-mail at investors@immunepharma.com. However, stockholders wishing to submit written communications directly to the Board should send their communications to Secretary, Immune Pharmaceuticals Inc., 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632. All stockholder communications will be considered by the independent members of our Board. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation earned, paid or accrued during the last two fiscal years ended December 31, 2016 and 2015 by (i) our Chief Executive Officer and (ii) our two next most highly compensated former executive officers who earned more than $100,000 during the fiscal year ended December 31, 2016 and 2015, collectively referred to as the “named executive officers.”

Name/Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($) (1)		All Other Compensation ($)	Total ($)

Daniel G. Teper,	2016	360,000	-	139,364	(3)	-	499,364
former Chief Executive Officer	2015	362,575	-	352,055	(4)	-	714,630
Monica Luchi,
former Chief Medical Officer	2016	360,000	-	54,056	(5)	-	414,056
John Militello,
VP Finance and Controller	2016	220,000	-	36,037	(6)	-	256,037

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(1)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included in this Annual Report on Form 10-K for the year ended December 31, 2016.

(2)	Reflects total compensation paid or accrued as a non-employee member of the Company’s Board of Directors.

(3)	On June 1, 2016, the Company’s Board, pursuant to the recommendation of the Compensation Committee granted to Dr. Teper an option to purchase up to 9,000 shares of the Company’s Common Stock at an exercise price of $8.00 per share, vesting over a three-year period, with one-third vesting after the first year and the remaining options vesting quarterly thereafter. On June 24, 2016, the Company’s Board, pursuant to the recommendation of the Compensation Committee, granted an option to Dr. Teper to purchase up to 15,000 shares of the Company’s Common Stock at an exercise price of $7.60 per share and vesting immediately.

(4)	On June 6, 2015, the Company’s Board, pursuant to the recommendation of the Compensation Committee granted an option to Dr. Teper to purchase up to 12,500 shares of the Company’s Common Stock as performance-based compensation. The performance-based options were granted at an exercise price of $37.40 per share and vest upon the Company’s achievement of certain operational, financing, and partnership objectives that were determined by the Compensation Committee.

(5)	On June 1, 2016, the Company’s Board, pursuant to the recommendation of the Compensation Committee granted to Mr. Militello an option to purchase up to 6,000 shares of the Company’s Common Stock at an exercise price of $8.00 per share and vesting over a three-year period, with one-third vesting after the first year and the remaining options vesting quarterly.

Narrative Disclosure to Summary Compensation Table

Mr. Elliot Maza

Effective December 1, 2017, the Company entered into an employment agreement with Elliot Maza, the Company’s CEO, and the Company’s Board of Directors also appointed him to the additional positions of President, Principal Financial Officer and Secretary, until such time as a new Principal Financial Officer may be retained. Mr. Maza was appointed permanent CEO in September 2017, after serving in this capacity on an interim basis since April 2017 and as a Director since January 2015.

The Company and Mr. Maza entered into an employment agreement dated November 29, 2017 (the “Maza Employment Agreement”) which provides that Mr. Maza will be entitled to receive an annual base salary of $400,000. Mr. Maza will be eligible to receive a potential annual target cash bonus up to 75% of his annual base salary, which is based on achievement of financial goals and other objectives, as defined and approved by the Company’s Board of Directors. In addition, Mr. Maza is eligible to participate in all employee benefit plans, programs and arrangements, and all fringe benefits and perquisites that are made available to senior executives of the Company, including health insurance coverage in accordance with the terms of the Company’s health insurance plan.

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Pursuant to the terms of the Maza Employment Agreement, Mr. Maza was awarded an option to purchase a number of shares of the Company’s common stock representing up to seven percent (7%) of the Company’s total outstanding shares on the date of grant, subject to achievement of certain goals and in accordance with Schedule I of the Maza Employment Agreement. The award is subject to and in accordance with the terms and provisions of the Company’s 2015 Equity Incentive Plan.

The Maza Employment Agreement will terminate upon the death or disability of Mr. Maza. In addition, the Company may terminate the Maza Employment Agreement with or without Cause, and Mr. Maza may terminate the Maza Employment Agreement for or without Good Reason, in each case, subject to satisfaction of certain notice requirements set out in the Maza Employment Agreement. In the event the Company terminates the Maza Employment Agreement without Cause or Mr. Maza terminates the Maza Employment Agreement for Good Reason, Mr. Maza is entitled to the following benefits: (i) an amount equal to twelve (12) months of Mr. Maza’s base salary for the year in which the termination for Good Reason occurs plus (ii) the amount of the actual bonus earned by Mr. Maza for the year prior to the year of termination, pro-rated based on the number of days Mr. Maza was employed by the Company during the year of termination as compared to the total number of days in such year. Payment is contingent upon Mr. Maza’s signature of a release that is satisfactory to the Company in form and in substance. The Maza Employment Agreement does not provide for any payments in the event that it is terminated by the Company for Cause or by Mr. Maza without Good Reason.

Dr. Daniel G. Teper

On June 4, 2014, the Company entered into an employment agreement with Dr. Teper (the “Teper Employment Agreement”). Under the terms of the Teper Employment Agreement, Dr. Teper is entitled to receive an annual base salary of $260,000. In addition, Dr. Teper is eligible to receive, subject to the board of directors’ approval, an annual incentive award, contingent upon his achievement of goals mutually agreed upon by Dr. Teper and us, of up to $360,000 for each calendar year of his term of employment, which may be granted in cash or in equity equivalent and an annual bonus of up to 100% of his base salary. During fiscal years 2015 and 2016, no bonus was paid to Dr. Teper. Under the term of the Teper Employment Agreement, Dr. Teper is also eligible to participate in all employee benefit plans, programs and arrangements, and all fringe benefits and perquisites that are made available to our senior executives, including but not limited to, health insurance coverage in accordance with the terms of our health insurance plan.

The Teper Employment Agreement may be terminated upon death, disability, by us with or without Cause (as defined in the Teper Employment Agreement), or by Dr. Teper with or without Good Reason (as defined in the Teper Employment Agreement). In the event the Teper Employment Agreement is terminated for Good Reason by Dr. Teper, he shall be entitled to receive his base salary for a period of three (3) months. If the Teper Employment Agreement is terminated by the Company without Cause, Dr. Teper shall be entitled to receive his base salary for a period of six (6) months. In each case, payment is contingent upon Dr. Teper’s signature of a release that is satisfactory to the Company in form and in substance. The Teper Employment Agreement does not provide for any payments in the event that it is terminated by the Company for Cause or by Dr. Teper without Good Reason.

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On June 23, 2014, Immune Pharmaceuticals Ltd. and Dr. Teper entered into an amendment to that certain employment agreement, by and between Immune Pharmaceuticals Ltd. and Dr. Teper, dated September 1, 2011 (the “Teper Amendment”). The Teper Amendment was effective as of June 1, 2014. Pursuant to the Teper Amendment, (i) Dr. Teper’s base annual salary will be $100,000 (or NIS 20,500 per month) increased to $141,463 (or NIS 29,000 per month) on January 1, 2015, for services rendered by Dr. Teper to Immune Pharmaceuticals Ltd. (ii) the notice period for termination by employee was reduced to three months and by Immune Ltd. was reduced to six months, and (iii) Dr. Teper is entitled to up to 10 paid vacation days, which can be accumulated, subject to certain conditions. The employment agreement of Dr. Teper with Immune Pharmaceuticals Ltd. was in addition to the existing Teper Employment Agreement between us and Mr. Teper entered into on June 4, 2014, as described above. However, on February 28, 2015, Dr. Teper and Immune Pharmaceuticals Ltd. terminated, effective as of January 1, 2015, Mr. Teper’s employment agreement with Immune Pharmaceuticals Ltd., pursuant to which Dr. Teper was paid, among other benefits, an annual base salary of $100,000. In connection with the termination, we and Dr. Teper amended Dr. Teper’s Employment Agreement. Pursuant to the amendment, effective as of January 1, 2015, Dr. Teper’s annual base salary increased from $260,000 to $360,000.

Effective as of April 21, 2017, the Board accepted the resignation of Daniel Teper as Chief Executive Officer. Dr. Teper remains a member of the Board and will focus his efforts, in conjunction with the Board, on developing and beginning execution of a plan to establish Cytovia, Inc., a subsidiary of the Company, as an independent oncology business.

In connection with Dr. Teper’s resignation from the Company, the Company and Dr. Teper entered into a Separation Agreement (the “Teper Separation Agreement”), which provides, among other things, that the parties recognize that Dr. Teper has an interest in pursuing opportunities in the field of oncology research and development and commercialization as currently being contemplated or pursued through the Company or its subsidiary, Cytovia, Inc. (“Cytovia”). The Teper Separation Agreement provides that the parties anticipate that they will cooperate in good faith to assist Dr. Teper in developing Cytovia or a company to be formed by Dr. Teper (“NewCo”), and the Company agrees that it will, for a period of three months from the termination date, use commercially reasonable efforts – consistent with the best interests of the Company and its stockholders and subject to the fiduciary duties of the Board – to develop and begin execution of a plan to establish an independent oncology business, either through Cytovia or NewCo, which may involve the transfer by Immune of some or all of its oncology assets to Cytovia or NewCo, as applicable. The terms of the Teper Separation Agreement and restructuring are more fully described in the Company’s annual report for the year ended December 31, 2016, and annexed as an exhibit to the annual report.

Dr. Monica Luchi

On November 2, 2015, the Company entered into an employment agreement with Dr. Luchi (the “Luchi Employment Agreement”). Under the terms of the Luchi Employment Agreement, Dr. Luchi is entitled to receive an annual base salary of $360,000. In addition, Dr. Luchi is eligible to receive, subject to the board of directors’ approval, an annual incentive award, contingent upon her achievement of goals mutually agreed upon by Dr. Luchi and the Company, of up to $180,000 for each calendar year of her term of employment, which may be granted in cash or in equity equivalent. During fiscal years 2015 and 2016, no bonus was paid to Dr. Luchi. Under the terms of the Luchi Employment Agreement, Dr. Luchi is eligible to participate in all employee benefit plans, programs and arrangements, and all fringe benefits and perquisites that are made available to our senior executives, including but not limited to, health insurance coverage in accordance with the terms of our health insurance plan.

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The Luchi Employment Agreement may be terminated upon death, disability, by us with or without Cause (as defined in the Luchi Employment Agreement), or by Dr. Luchi with or without Good Reason (as defined in the Luchi Employment Agreement). In the event the Luchi Employment Agreement is terminated for Good Reason by Dr. Luchi, she is entitled to receive her base salary for a period of three (3) months. If the Luchi Employment Agreement is terminated by the Company without Cause, Dr. Luchi is entitled to receive her base salary for a period of three (3) months. In each case, payment is contingent upon Dr. Luchi’s signature of a release that is satisfactory to the Company in form and in substance. The Luchi Employment Agreement does not provide for any payments in the event that it is terminated by the Company for Cause or by Dr. Luchi without Good Reason. Upon termination for a change in control, Dr. Luchi is entitled to receive her base salary for a period of six (6) months.

Effective October 28, 2015, Dr. Luchi was granted an option to purchase 20,000 shares of our Common Stock, at an exercise price of $19.60, the closing price of the shares of the Company’s Common Stock on the date of the grant by the Board. The options vest over a three-year period, with one third vesting on the first year anniversary and the remaining vesting quarterly thereafter, subject to acceleration in the event of (i) Change of Control (as defined in the Luchi Employment Agreement); or (ii) termination by us without Cause.

On June 1, 2016, the Company’s Board, pursuant to the recommendation of the Compensation Committee granted an option to Dr. Luchi to purchase up to 9,000 shares of the Company’s Common Stock at an exercise price of $8.00 per share and vesting over a three-year period, with one-third vesting after the first year and the remaining options vesting quarterly.

On June 6, 2017, Dr. Luchi provided notice of her resignation from the Company. No severance payments or other remuneration was triggered as a result of Dr. Luchi’s resignation. Dr. Luchi’s final termination from the Company was effective as of June 30, 2017.

John Militello

On December 31, 2015, the Company entered into an employment agreement with Mr. Militello (the “Militello Employment Agreement”). Under the terms of the Militello Employment Agreement, Mr. Militello is entitled to receive an annual base salary of $220,000. In addition, Mr. Militello is eligible to receive, subject to the Board’s approval, an annual incentive award, contingent upon his achievement of goals mutually agreed upon by Mr. Militello and the Company, of up to $77,000 for each calendar year of his term of employment, which may be granted in cash or in equity equivalent. During fiscal year 2016, no bonus was paid to Mr. Militello. Under the terms of the Militello Employment Agreement, Mr. Militello is eligible to participate in all employee benefit plans, programs and arrangements, and all fringe benefits and perquisites that are made available to our senior executives, including but not limited to, health insurance coverage in accordance with the terms of our health insurance plan.

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The Militello Employment Agreement may be terminated upon death, disability, by us with or without Cause (as defined in the Militello Employment Agreement), or by Mr. Militello with or without Good Reason (as defined in the Militello Employment Agreement). In the event the Militello Employment Agreement is terminated for Good Reason by Mr. Militello, he is entitled to receive his base salary for a period of three (3) months. If the Militello Employment Agreement is terminated by the Company without Cause, Mr. Militello is entitled to receive his base salary for a period of three (3) months. In each case, payment is contingent upon Mr. Militello’s signature of a release that is satisfactory to the Company in form and in substance. The Militello Employment Agreement does not provide for any payments in the event that it is terminated by the Company for Cause or by Mr. Militello without Good Reason. Upon termination for a change in control, Mr. Militello is entitled to receive his base salary for a period of six (6) months.

Effective December 31, 2015, Mr. Militello was granted an option to purchase 6,250 shares of our Common Stock, at an exercise price of $14.60 per share, the closing price of the shares of the Company’s Common Stock on the date of the grant by the Board, which options vest over a three-year period, with one third vesting on the first year anniversary and the remaining vesting quarterly thereafter subject to acceleration in the event of (i) Change of Control (as defined in the Militello Employment Agreement); or (ii) termination by us without Cause, pursuant to the terms and subject to the conditions of the Company’s stock option plan.

On June 1, 2016, the Company’s Board, pursuant to the recommendation of the Compensation Committee granted to Mr. Militello an option to purchase up to 6,000 shares of the Company’s Common Stock at an exercise price of $8.00 per share and vesting over a three-year period, with one-third vesting after the first year and the remaining options vesting over the following eight quarters thereafter at the rate of one-twelfth of the original total per quarter.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information for each named executive officer regarding outstanding stock options on the last day of the fiscal year ended December 31, 2016:

	Number of Securities Underlying Unexercised Options (#)				Option Awards
Name	Number Exercisable (1)		Number Unexercisable		Option Exercise Price	Option Expiration Date
Elliot Maza
Tony Fiorino
Daniel G. Teper(2)	1,546	(3)	-		$14.20	07/10/22
	618	(4)	-		$19.80	04/11/23
	34,375	(5)	3,125		$47.60	02/02/24
			12,500	(7)
			9,000	(6)	$8.00	06/01/26
			15,000		$7.60	06/24/26
Monica Luchi	6,667		13,333		$19.60	11/19/25
	-		9,000	(6)	$8.00	06/01/26
John Militello	2,125		1,125		$39.60	04/17/25
	208		292		$36.80	07/19/25
	2,083		4,167		$14.60	12/31/25
	-		6,000	(6)	$8.00	06/01/26

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(1)	The options have not been, and may never be, exercised and actual gains, if any, on exercise will depend on the value of the shares of Common Stock on the date of exercise.

(2)	Effective as of April 21, 2017, the Board accepted the resignation of Dr. Teper as Chief Executive Officer. Dr. Teper remains a member of the Board and will focus his efforts, in conjunction with the Board, on developing and beginning execution of a plan to establish Cytovia.

(3)	These options were fully vested on August 24, 2012.

(4)	These options were fully vested on the date of grant.

(5)	These options vest quarterly over three years from date of grant.

(6)	These options vest over three years from the date of grant with one-third vesting after the first year and the remaining options vesting over the following eight quarters thereafter at the rate of one-twelfth of the original total per quarter.

(7)	On May 6, 2015, the Company’s Board granted an option to purchase up to 12,500 shares of the Company’s Common Stock to Dr. Teper, as performance-based compensation. The performance-based options were granted at an exercise price of $37.40 per share and will vest upon the Company’s achievement of certain operational, financing, and partnership objectives. As a result of Dr. Teper’s resignation as Chief Executive Officer on April 21, 2017, these options have been forfeited.

(8)	On May 10, 2017, the Company’s Board granted an option to purchase up to 30,000 shares of the Company’s Common Stock to Mr. Maza, exercisable at a price of $2.68 per share, which was the closing bid price on the Nasdaq Capital Market on the date of grant. The option grant vested immediately but the options may only be exercised following shareholder approval of a resolution to expand the sublimit of options that may be issued to a director within a single calendar year.

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Potential Payments upon Termination or Change-in-Control

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

Director Compensation

The following table sets forth the total compensation paid or accrued during the fiscal year ended December 31, 2016 to our non-employee members of our board of directors who serve on the Company’s board of directors.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Elliot Maza (3)	60,000	33,289	93,289
Daniel Kazado (4)	60,000	33,289	93,289
John Neczesny (5)	37,278	56,255	93,533
Jeff Paley (6)	34,944	48,863	83,807
Cameron Durrant (7)	89,167	33,289	122,456

(1)	All non-employee directors receive an annual cash fee of $40,000 for their service on our board of directors. Such cash fee is for a 1-year term from October 2016 through October 2017.

(2)	Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Note 10 to our consolidated financial statements included in this Annual Report on Form 10-K for the year ended December 31, 2016.

(3)	Effective April 21, 2017, Mr. Maza was appointed interim Chief Executive Officer and as such Mr. Maza resigned as Chairman of the Audit Committee and as a member of the Compensation Committee.

(4)	Mr. Kazado was elected as the Chairman of the Board of Directors effective December 15, 2014 until October 19, 2016, and was entitled to receive an additional annual fee of $80,000 in addition to the $40,000 fee for service on our board of directors. Mr. Kazado still continues to be a director. Mr. Kazado was paid $60,000 of his board fees in the Company Common Stock in 2016.

(5)	Mr. Neczesny was appointed to the Board of Directors effective February 23, 2016. As Chairman of the Transactions Committee, Mr. Neczesny is entitled to receive an additional annual fee of $20,000 in addition to the $40,000 fee for service on the Company’s Board of Directors.

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(6)	Dr. Paley was appointed to the Board of Directors effective February 23, 2016. As Chairman of the Nominating and Governance Committee, Dr. Paley is entitled to receive an additional annual fee of $20,000 in addition to the $40,000 fee for service on the Company’s Board of Directors.

(7)	Dr. Durrant was appointed to the Board of Directors effective July 14, 2014. As the Chairman of the Compensation Committee, Dr. Durrant is entitled to receive an additional annual fee of $20,000 for services on the Company’s Board of Directors. Also, on January 10, 2015, Dr. Durrant was appointed the Lead Director of the Company and is entitled to receive an additional annual fee of $20,000.

Narrative to Director Compensation Table

In October 2013, our Board adopted a director compensation plan applicable to our non-employee directors, pursuant to which we compensate our non-employee directors in cash and stock options. Our non-employee members of the Board are entitled to cash compensation of $40,000 per year as a base fee plus $20,000 per year for service as a chairperson of a committee of the Board, other than the nominating and corporate governance committee, and up to 50% of the base fee for service as the Lead Independent Director of the Board. In addition to the cash compensation, each member of the Board will be granted stock options to purchase 2,500 shares of our Common Stock, which vest on the date of grant, and stock options to purchase 2,500 shares of our Common Stock, which vest quarterly over a three-year period. The exercise price of the foregoing options is the fair market value on the date of the grant. In addition, we reimburse our non-employee directors for their out-of-pocket expenses incurred in connection with attending board and committee meetings.

Equity Compensation Plan Information

The following table provides certain aggregate information, as of December 31, 2016, with respect to the Company’s equity compensation plans then in effect:

Plan Category	(a) No. of securities to be issued upon exercise of outstanding options and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plan approved by security holders (1)	250,000	$11.00	27,018
		$12.40

(1)	2015 Employee Stock Option Plan, as amended. For further information, see Note 10 to the consolidated financial statements.

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PROPOSALS TO BE VOTED UPON AT THE 2017 ANNUAL MEETING

PROPOSAL 1:

ELECTION OF DIRECTORS

On September 5, 2014, the Board of Directors nominated Mr. Daniel Kazado for election as a Class I Director at the annual meeting, and on February 25, 2016 appointed Mr. Jeffrey Paley, as a Class I Director.

The Board of Directors currently consists of six members, classified into three classes as follows: (i) Messrs. Cameron Durrant, M.D., and Elliot M. Maza constitute a Class II directors with a term ending at the 2018 annual meeting; (ii) Dr. Daniel G. Teper and Mr. John Neczesny, constitute Class III directors with a term ending at the 2019 annual meeting; and (iii) Daniel Kazado and Jeffrey Paley, M.D. is a Class I directors with a term ending at the 2017 annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted to nominate Mr. Jeffrey Paley, M.D. and Mr. Daniel Kazado for election as a Class I Director at the annual meeting for a term of three years to serve until the 2020 Annual Meeting of Stockholders, and until either or both, as the case may be, or his respective successor is elected and qualified.

In the event that a nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Required Vote for Approval

A plurality of the votes cast at the Annual Meeting is required to elect a nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. JEFFREY PALEY, M.D. AND MR. DANIEL KAZADO AS CLASS I DIRECTORS AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR, UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum, LLP, or Marcum, as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2017. The Board of Directors proposes that our holders of Common Stock ratify the appointment of Marcum. We expect that representatives of Marcum will be present at the Annual Meeting via conference call, will make a statement if they so desire and will be available to respond to appropriate questions.

BDO USA, LLP (“BDO”) was our independent registered public accounting firm for the fiscal year ended December 31, 2016. On December 7, 2017, the Audit Committee notified BDO that it had determined not to engage BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and accordingly dismissed BDO effective as of such date. On and effective as of that same date, we entered into an engagement letter with Marcum, approved by our Audit Committee, and engaged Marcum as our independent registered public accounting firm.

Furthermore, EisnerAmper LLP (“Eisner”) was our independent registered public accounting firm for the fiscal year ended December 31, 2014. On June 30, 2015, the Audit Committee notified Eisner that it had determined not to engage Eisner our independent registered public accounting firm for the fiscal year ending December 31, 2015, and accordingly dismissed Eisner effective as of such date. On and effective as of that same date, we entered into an engagement letter with BDO, approved by our Audit Committee, and engaged BDO as our independent registered public accounting firm.

BDO’s audit reports on the Company’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Eisner’s audit report on the Company’s financial statements for the year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and any subsequent interim period through September 30, 2017, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to refer to the subject matter thereof regarding its report. During the fiscal year ended December 31, 2014 and any subsequent interim period prior to June 30, 2015, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject matter thereof in connection with its report. During the fiscal years ended December 31, 2016 and 2015 and any subsequent interim period through September 30, 2017, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, except that our internal control over financial reporting was not effective due to the existence of material weaknesses in our internal control over financial reporting, identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, relating to the lack of sufficient entity level controls, lack of segregation of duties due to lack of sufficient accounting and finance personnel, accounting for complex financial transactions and lack of a sufficient technology infrastructure to support the financial reporting function. The Audit Committee has discussed this matter with BDO for the fiscal year ended December 31, 2016 and for the fiscal year ended December 31, 2015 and management has begun to implement remediation measures as disclosed in our periodic reports.

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During our two most recent fiscal years and any subsequent period through September 30, 2017, neither we nor anyone acting on our behalf consulted Marcum regarding the application of accounting principles to any completed or proposed transactions nor regarding any matter that was the subject of a disagreement with our independent accountant or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission.

In deciding to appoint Marcum, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Marcum and concluded that Marcum has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2017.

The following table presents fees for professional audit services rendered by BDO for professional services rendered by our principal accountant during the years ended December 31, 2016 and December 31, 2015, respectively, and fees billed for other services rendered by BDO during those periods.

	2016	2015
Audit fees (1)	$449,265	$365,550
Audit related fees	-	-
Tax fees (2)	$32,280	$10,000
All other fees	-	-
Total	$481,545	$375,550

(1)	Audit fees consist of fees for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in the quarterly reports as well as registration statements.

(2)	Tax fees in 2016 and 2015 included $12,030 and $10,000, respectively for tax advisory projects.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

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Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

Other Fees are those associated with services not captured in the other categories. Generally, we do not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Marcum as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MARCUM, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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PROPOSAL 3:

APPROVAL OF AMENDMENT TO 2015 EQUITY PLAN

The Company's 2015 Equity Incentive Plan was approved by our Board and Stockholders and went into effect as of December 9, 2015. The Company's 2015 Equity Incentive Plan was then amended and restated on December 20, 2016. On November 28, 2017, the Board approved an amendment (the “Plan Amendment”) to the 2015 Plan to increase the number of shares available for issuance thereunder (as adjusted for the 2017 Reverse Stock Split) to 3,500,000 from 750,000 in support of the Company's growth and desire to attract and retain qualified individuals for management and other positions. In addition, the Plan Amendment will eliminate the share limit on annual awards to any single participant (whether an employee, director or consultant) in any fiscal year. The Board is recommending and submitting the Plan Amendment to our stockholders for approval.

We are seeking stockholder approval of the Plan Amendment to increase the number of shares issuable pursuant to the 2015 Plan to 3,500,000 from 750,000 and to eliminate the share limit on annual awards that may be made to any single participant (whether an employee, director or consultant) in any fiscal year. The purpose of this increase is to continue to be able to attract, retain and motivate eligible employees. Upon stockholder approval, an additional 3,250,000 shares of Common Stock will be available for issuance under the 2015 Plan, which will enable us to continue to offer adequate compensation to our employees, thereby attracting, retaining and motivating the individuals who will be critical to the Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders. In addition, the share limit on annual awards to any single participant (whether an employee, director or consultant) in any fiscal year will be eliminated.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2015 Plan maintains and enhances the key policies and practices adopted by our management, the Compensation Committee and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the addition of 3,250,000 shares authorized and issuable under the 2015 Plan is essential to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the 2015 Plan Amendment is in the Company’s best interests and those of its stockholders and recommends a vote “FOR” the approval of the Plan Amendment to the 2015 Plan.

The following is a summary of the principal provisions of the Plan, as amended by the Plan Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, as amended by the Plan Amendment. A copy of the Amendment is attached to this Proxy Statement as Appendix A.

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Material Features of the 2015 Plan

Eligibility. The 2015 Plan allows us under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2015 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2015 Plan. As of December 1, 2017, there were approximately 33 individuals eligible to participate.

Shares Available for Issuance.   The 2015 Plan currently provides for the issuance of up to 750,000 shares of our Common Stock plus additional shares to be issued if awards outstanding under our 2005 Equity Incentive Plan are cancelled or expire on or after the date of the annual meeting of stockholders. The Plan Amendment would increase the number of shares available for issuance thereunder to 3,500,000. Generally, shares of Common Stock reserved for awards under the 2015 Plan that lapse or are canceled are added back to the share reserve available for future awards. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes will not be available again for grant. Currently, the 2015 Plan provides that no participant may receive awards for more than 37,500 shares of Common Stock in any fiscal year. The Plan Amendment would eliminate the share limit on annual awards to any single participant.

Performance Goals.  In order for the Company to have the ability to grant awards under the 2015 Plan that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto (the “Code”) the 2015 Plan provides that our Compensation Committee may require that the vesting of certain awards be conditioned on the satisfaction of performance criteria related to objectives of the Company, an affiliate of the Company or a division or strategic business unit of the Company in which the relevant participant is employed, such as:

i.	operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products;

ii.	cost targets, reductions and savings, expense management, productivity and efficiencies;

iii.	pre-tax income or after-tax income;

iv.	income or earnings, including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items;

v.	net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements;

vi.	earnings or book value per share (basic or diluted);

vii.	return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity;

viii.	return on revenues;

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ix.	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created;

x.	operating margin or profit margin;

xi.	stock price or total stockholder return;

xii.	income or earnings from continuing operations; or

xiii.	strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographical business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions.

The Compensation Committee intends that compensation paid under the 2015 Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code if awards are made under the 2015 Plan subject to the attainment of one or more of foregoing performance goals.

Stock Options. Stock options granted under the 2015 Plan may be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant, and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options are exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. The restricted stock is forfeited if the grantee does not satisfy the vesting conditions by the end of the restricted period.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

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Other Stock-Based Awards.   The 2015 Plan authorizes the grant of other types of stock-based compensation including, but not limited to, phantom stock awards, stock appreciation rights and stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine, however, each stock appreciation right shall have an exercise price which shall not be less than the fair market value of our Common Stock on the date of grant and shall terminate no more than ten years from the date of grant. These conditions and restrictions may include continued employment with the Company through a specified restricted period.

Plan Administration.   In accordance with the terms of the 2015 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2015 Plan. The Compensation Committee may delegate part of its authority and powers under the 2015 Plan to one or more of our directors and/or officers, but only the Compensation Committee may make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2015 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2015 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2015 Plan and (ii) any such amendment is made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, options will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award and will not be exchanged for another type of award or cash.

Stock Dividends and Stock Splits.   If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our Common Stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.   Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to the 2015 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

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•	provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant, upon written notice to the participant;

•	in the event of a merger pursuant to which holders of our Common Stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our Common Stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•	with respect to stock grants and in lieu of any of the foregoing, provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of Common Stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

However, if the successor corporation refuses to assume or substitute an award:

•	awards consisting of options, stock appreciation rights and rights to purchase restricted stock will become fully vested and immediately exercisable, including awards that would not otherwise have become vested or exercisable; and

•	all other awards will become fully earned and eligible to receive a payout.

Amendment and Termination.   The 2015 Plan may be amended by our stockholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market is subject to obtaining such stockholder approval to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of Plan.   The 2015 Plan will expire by its terms on November 12, 2025.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2015 Plan, based on the current provisions of the Code and regulations, are set forth below. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2015 Plan are exempt from or comply with the rules under Section 409A of the Code related to nonqualified deferred compensation.

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Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of transfer of shares to the optionee upon exercise (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

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Stock Grants:	With respect to stock grants under the 2015 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the shares are received. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions

Under Section 162(m) of the Code, our deduction for certain awards under the 2015 Plan may be limited to the extent that a covered employee receives compensation greater than $1,000,000 a year (other than for performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code.) If stockholders approve the 2015 Plan, certain grants under our Plan may qualify as performance-based compensation.

New Plan Benefits

The amounts of future grants under the 2015 Plan are not determinable as awards under the 2015 Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons. We cannot determine at this time either the persons who will receive awards under the 2015 Plan or the amount or types of any such awards.

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Rules Particular to Specific Countries

The terms and conditions of the 2015 Plan may be amended with respect to particular types of participant as determined by the Board (for example — Israeli employees) by an appendix to the Plan (the “Appendix”). We may adopt one or more Appendices. Each Appendix shall be approved by the Board and as required or advisable under applicable law. The terms of an Appendix shall govern only with respect to the types of participant specified in such Appendix. In the case that the terms and conditions set forth in an Appendix conflict with any provisions of the 2015 Plan, the provisions of the Appendix shall govern with respect to participants that are subject to such Appendix, provided, however, that such Appendix shall not be construed to grant the participant rights not consistent with the terms of the 2015 Plan, unless specifically provided in such Appendix.

Consequences of Failing to Approve the Proposal

The Plan Amendment will not be implemented unless it is approved by stockholders. If the proposed Plan Amendment is not approved by our stockholders, the 2015 Plan will continue in effect in its present form and we will continue to grant equity awards under the terms of the 2015 Plan until the shares remaining available for issuance are exhausted. In addition, if the Plan Amendment is not approved by stockholders, the Company could not grant awards to any single participant that exceeded 37,500 shares in a fiscal year. Failure of our stockholders to approve the Plan Amendment will not affect the rights of existing award holders under the 2015 Plan or under any previously granted awards under the 2015 Plan.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the increase of shares authorized under the 2015 Plan to 3,500,000 from 750,000 and to eliminate the share limit on annual awards to any single participant (whether an employee, director or consultant) in any fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

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PROPOSAL 4:

RATIFICATION OF THE 2017 REVERSE STOCK SPLIT

Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL and common law, the filing and effectiveness of the Certificate of Amendment to our Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 12, 2017 (the “April 2017 Certificate of Amendment”) and the 1 for 20 reverse stock split that was effected thereby and that became effective on April 13, 2017 (the “2017 Reverse Stock Split”). This ratification shall be retroactive to the effectiveness of the filing of the April 2017 Certificate of Amendment and of the 2017 Reverse Stock Split, as applicable. This Proxy Statement and the notice to stockholders included with this Proxy Statement constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Amendment Ratification, including to our stockholders as of October 21, 2016.

Background

On January 5, 2016, The Nasdaq Stock Market LLC (“NASDAQ”) Listing Qualifications Staff (the “Staff”) notified the Company that it was not in compliance with NASDAQ Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) which requires the closing bid price of the Company’s Common Stock to be not less than $1.00 per share for 30 consecutive trading days. The notification from NASDAQ did not have an immediate effect on the listing of our Common Stock. The Company was granted an initial 180 calendar day extension, or until July 5, 2016, to regain compliance with the minimum bid price rule if the consolidated closing bid price of our Common Stock was at or above $1.00 for at least 10 consecutive trading days anytime during the 180-day grace period. On July 6, 2016, the Company received a notification from the NASDAQ indicating that the Company had been granted an additional 180 calendar day extension, or until January 3, 2017, to regain compliance with the requirements under NASDAQ Listing Rule 5810(c)(3).

On November 8, 2016, we received a separate notice from the Staff indicating that the Company had failed to comply with NASDAQ’s shareholder approval requirement set forth in Listing Rule 5635(d) (the “Shareholder Approval Rule”). The notification stated that the determination was based on the Staff’s aggregation of the discounted share issuances in transactions that had been completed in April, June and July of 2016 for purposes of determining whether the threshold for shareholder approval had been triggered. We subsequently submitted a remediation plan to the Staff, and on January 17, 2017, we received an additional notification from NASDAQ stating that, based the Company’s submissions to NASDAQ, the Staff determined that the Company had regained compliance with the Shareholder Approval Rule and considered this matter closed.

At our 2016 Annual Meeting of Stockholders held on December 15, 2016 and adjourned until December 20, 2016, we sought stockholder approval of an amendment to our Certificate of Incorporation to implement the 2017 Reverse Stock Split. The reasons that we sought approval of the 2016 Reverse Stock Split included a determination by our Board of Directors that it was in the Company’s best interest and in the best interests of our stockholders to increase the per share price of our stock to satisfy the Minimum Bid Price requirement for continued listing on The Nasdaq Capital Market, and to enhance the appeal of our Common Stock to the financial community, including institutional investors, and the general investing public.

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At our 2016 Annual Meeting of Stockholders, our inspector of elections determined that the proposal to approve the April 2017 Certificate of Amendment to implement the 2017 Reverse Stock Split received the requisite stockholder approval and certified that the proposal passed.  As part of this determination, votes cast by nominees and brokers without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the proposal in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes.  Certain statements made in the definitive proxy statement for the 2016 Annual Meeting of Stockholders, which was filed on Schedule 14A with the SEC on November 2, 2016 (the “2016 Proxy Statement”) are inconsistent with this approach.  The 2016 Proxy Statement stated that brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on the proposal to approve the April 2017 Certificate of Amendment to implement the 2017 Reverse Stock Split, and thus such broker non-votes would have no effect on the results of the vote.

On January 4, 2017, we received a letter from NASDAQ stating that the Staff had determined to delist our Common Stock from The Nasdaq Capital Market because the Company was not in compliance with the $1.00 Minimum Bid Price Requirement for continued listing, unless the Company timely requested a hearing before the NASDAQ’s Hearings Panel (the “Panel”) by January 11, 2017. We subsequently and timely requested a hearing before the Panel, which was held on March 9, 2017, where we presented our plan to regain compliance with the Minimum Bid Price Requirement, including a discussion of ongoing business events. At the hearing, the Panel granted our request for additional time to comply with the Minimum Bid Price Requirement, provided that (i) on or before April 14, 2017, we inform the Panel that we have implemented a stock split in a ratio sufficient to cure the deficiency and (ii) on or before May 1, 2017, we have evidenced a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days.

On April 12, 2017, we filed the April 2017 Certificate of Amendment. The 2017 Reverse Stock Split became effective as of the opening of market on April 13, 2017. On May 23, 2017, we received written notice from the Panel that we had regained compliance with the Minimum Bid Price Requirement, and the Panel determined that our common Stock would continue to be listed on the Nasdaq Capital Market.

On April 18, 2017, we received written notice from the Staff that we did not comply with NASDAQ’s filing requirements for continued inclusion set forth in NASDAQ Listing Rule 5250(c)(1) (the “Filing Rule”) because we had not yet filed our Form 10-K for the year ended December 31, 2016. We filed our Form 10-K for the year ended December 31, 2016 on May 17, 2017. On May 23, 2017, we received written notice from the Staff that we had regained compliance with the Minimum Bid Price Requirement, and the Panel determined that our Common Stock would continue to be listed on The NASDAQ Capital Market so long as we filed our quarterly report for the period ended March 31, 2017 no later than June 15, 2017. We filed our quarterly report for the period ended March 31, 2017 on June 14, 2017. On June 15, 2017, the Staff informed us that we had regained compliance with the Filing Rule.

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Our Board of Directors, in consultation with counsel, has determined that the description of the authority of brokers and nominees to vote on the proposal to approve the April 2017 Certificate of Amendment without instruction in the 2016 Proxy Statement may create some uncertainty as to the effect of the vote for approval of the April 2017 Certificate of Amendment as a potentially defective corporate act.  As a result, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the April 2017 Certificate of Amendment and the 2017 Reverse Stock Split pursuant to Section 204 of the DGCL and common law to eliminate any uncertainty related to the effectiveness of these corporate acts. If the ratification of the April 2017 Certificate of Amendment and the 2016 Reverse Stock Split (the “Amendment Ratification”) is approved by the stockholders and becomes effective, the ratification will be retroactive to (i) in the case of the filing of the April 2017 Certificate of Amendment, April 12, 2017, which was the date of the filing of the April 2017 Certificate of Amendment with the Secretary of State of State of Delaware, and (ii) in the case of the 2017 Reverse Stock Split, April 13, 2017, which was the date on which the 2017 Reverse Stock Split became effective.  Among other consequences, the Amendment Ratification will confirm that, at all times since the effectiveness of the 2017 Reverse Stock Split, the Company has had sufficient authorized and unissued shares of Common Stock to permit the conversion of all outstanding convertible note into, and exercise of all outstanding warrants for, shares of Common Stock at the then applicable conversion rate or exercise price, respectively, and that any sales and/or issuances of Common Stock were duly authorized and validly issued.

The Board Approved the Ratification of the April 2017 Certificate of Amendment

Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to validate a defective corporate act retroactive to the date the defective corporate act was originally taken. The Company does not believe that the filing and effectiveness of the April 2017 Certificate of Amendment and 2017 Reverse Stock Split are invalid or ineffective.  However, on November 28, 2017, our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the April 2017 Certificate of Amendment and the 2017 Reverse Stock Split pursuant to Section 204 of the DGCL and Delaware common law in order to eliminate any uncertainty related to their validity or effectiveness, and unanimously adopted the resolutions attached hereto as Appendix A approving the Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the Amendment Ratification for purposes of Section 204 and Delaware common law and directed that the Amendment Ratification be submitted to our stockholders for approval.

Filing of a Certificate of Validation

Upon the receipt of the required vote of the stockholders to approve the Amendment Ratification, we may file a certificate of validation with respect to the July 2016 Certificate of Amendment and the 2016 Reverse Stock Split with the Secretary of State of the State of Delaware (the “Certificate of Validation”). The time that the filing of the Certificate of Validation with the Secretary of State of the State of Delaware becomes effective in accordance with the DGCL will be the validation effective time of the Amendment Ratification within the meaning of Section 204 of the DGCL.

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Retroactive Ratification

Effectiveness of Certificate of Validation in accordance with the DGCL should eliminate any uncertainty as to whether the April 2017 Certificate of Amendment and the 2017 Reverse Stock Split are void or voidable as a result of the potential failure of authorization described above, and the effect of the ratification will be retroactive to (i) April 12, 2017, in the case of the filing of the April 2017 Certificate of Amendment, which was the date of the filing of the April 2017 Certificate of Amendment with the Secretary of State of State of Delaware, and (ii) April 13, 2017, in the case of the 2017 Reverse Stock Split, which was the date on which the 2017 Reverse Stock Split became effective.

Time Limitations on Legal Challenges to Ratification

If the Amendment Ratification becomes effective, any claim that the April 2017 Certificate of Amendment or the 2017 Reverse Stock Split ratified at this Annual Meeting is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the time that the filing of the Certificate of Validation (in respect of the Amendment Ratification) with the Secretary of State of the State of Delaware becomes effective in accordance with Section 205 of the DGCL.

Consequences if the Amendment Ratification is Not Approved

If the Amendment Ratification is not approved by the requisite vote of stockholders, we will not be able to file the Certificate of Validation with the Delaware Secretary of State and the Amendment Ratification will not become effective in accordance with Section 204 of the DGCL. The failure to approve the Amendment Ratification may leave us exposed to potential claims that the vote on the April 2017 Certificate of Amendment did not receive requisite stockholder approval and, therefore, the April 2017 Certificate of Amendment was not validly adopted, and the 2017 Reverse Stock Split was not validly implemented. We could be subject to exposure for claims by shareholders who were issued shares or convertible securities on a post-split basis after the filing of the April 2017 Certificate of Amendment if the 2017 Reverse Stock Split is unwound. Also, if the April 2017 Certificate of Amendment was not valid, then the Company may have violated certain covenants set forth in the Company’s financing agreements requiring sufficient authorized shares to permit the conversion or exercise of its convertible notes and warrants. Any such claims could have a material adverse impact on our stock price and could divert management attention from running the business of the Company.

Furthermore, if it is ultimately determined that the 2017 Reverse Stock Split was not validly implemented, then our Common Stock may cease to meet the Minimum Bid Price Requirement, which could put our Common Stock at risk of delisting from The Nasdaq Capital Market. A delisting of our Common Stock may materially and adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value of, the Common Stock. In addition, any delisting may cause the Common Stock to be subject to "penny stock" regulations promulgated by the SEC. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. The market price of the Common Stock and the liquidity thereof could be materially and adversely affected if our Common Stock becomes subject to these regulations.

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Required Vote of Stockholders

Under Section 204 of the DGCL, stockholders of record as of October 21, 2016 (the record date for stockholders who initially approved the 2017 Reverse Stock Split) are being given notice of the Annual Meeting, other than holders whose identities or addresses cannot be determined from our records; however, only holders of our common stock as of the December 1, 2017 Record Date are entitled to vote at the Annual Meeting. Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of the shares of our Common Stock outstanding as of the December 1, 2017 Record Date. Accordingly, abstentions will have the same effect as a vote against this Proposal. This Proposal is a routine matter, and thus broker discretionary voting is permitted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC rules promulgated thereunder, we are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers, also known as the “say-on-pay vote,” as described below.

The objective of the compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives. Our compensation philosophy is also designed to reinforce a sense of ownership and to link compensation to the Company’s performance as well as the performance of each of our named executive officers. Before voting on this Proposal 5, you are urged to read the section of this proxy entitled “Executive Officer and Director Compensation.”

Because your vote is advisory, it will not be binding on our Compensation Committee or our board of directors, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, the Compensation Committee and the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. The current frequency of this advisory vote is once every two years. In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2017 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Immune Pharmaceuticals Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission as set forth in the Executive Officer and Director Compensation Section of this proxy statement, is hereby APPROVED.”

Required Vote of Stockholders

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote and cast at the annual meeting is required to approve, on an advisory basis, this resolution. Proxies solicited by the board of directors will be voted in favor of such approval unless a stockholder indicates otherwise on the proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ADOPTION OF PROPOSAL 5.

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PROPOSAL 6:

Advisory Vote on Frequency of Say-on-Pay Votes

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (Proposal 5) should occur every year, every two years or every three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our board of directors. However, the Compensation Committee and the board of directors will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

After careful consideration, the Compensation Committee, board of directors and management believe that it is appropriate and in our best interests for our stockholders to vote in favor of holding an advisory vote every three (3) years on the compensation of our named executive officers. This is consistent with giving stockholders the opportunity to voice concerns with management or our board of directors, which will give the board of directors, the Compensation Committee and management appropriate feedback from the stockholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers. In addition, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of such year’s advisory vote on executive compensation by the time of the annual meeting of stockholders.

Recommendation

The board of directors recommends a vote to approve, on an advisory basis, the frequency of holding a vote on the compensation of our named executive officers every three (3) years, and proxies solicited by the board of directors will be voted in favor of such frequency unless a stockholder indicates otherwise on the proxy card.

Required Vote of Stockholders

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the board of directors’ recommendation. The affirmative vote of a majority of the shares cast regarding this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE ON PROPOSAL 6 TO HOLD THE SAY-ON-PAY VOTE EVERY THREE (3) YEARS

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PROPOSAL 7:

ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

The purpose of this proposal is to allow the holder of proxies solicited hereby to vote the shares represented by proxies in favor of adjournment of the Annual Meeting to a later time, in order to allow more time to solicit additional proxies, as necessary if there is not a quorum at the time of the Annual Meeting or if there are insufficient votes at the time of the Meeting to approve any of Proposals 1 through 6.

Any adjournment may be made without notice, other than by an announcement made at the Meeting, of the time, date and place of the adjourned meeting. When a quorum is once present it is not broken by the subsequent withdrawal of any stockholder.

Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned.

If Proposal 7 is approved and a quorum is not present at the Annual Meeting, it is expected that the holder of proxies solicited hereby will vote to adjourn the Annual Meeting in order for additional proxies to be solicited. The lack of a quorum is one circumstance in which there are insufficient votes to approve Proposals 1 through 6. A quorum is necessary to hold the Annual Meeting. The holders of one-third of the outstanding shares of Common Stock entitled to be cast as of the Record Date, represented in person or by proxy, will constitute a quorum for purposes of the Annual Meeting. Once a share of Common Stock is represented at the Meeting, it will be counted for the purposes of determining a quorum and for transacting all business, unless the holder is present solely to object to the Annual Meeting. If no quorum exists, the holders of a majority of such shares so present or represented shall have the power to seek to adjourn the meeting from time to time until a quorum shall be present or represented. In accordance with the Delaware General Corporation Law and the Bylaws of the Company, the adoption of an adjournment would require the approval of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote, even though the number of shares present and entitled to vote is less than a quorum.

If a quorum exists, holders of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereat may adjourn the Meeting. If Proposal 7 is approved, the holder of proxies solicited hereby may approve an adjournment if additional votes are needed to approve any of Proposals 1 through 6.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting, regardless of the presence of a quorum, is required to approve the adjournment of the Annual Meeting in order to allow more time to solicit additional proxies.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 7.

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OTHER MATTERS

The Board of Directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the Proxy Statement relating to our 2018 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations, as applicable) by no later than July, 5, 2018. To be considered for presentation at the 2018 Annual Meeting of Stockholders, although not included in the Proxy Statement, proposals (including director nominations that are not requested to be included in our Proxy Statement) must be received no earlier than 75 days prior to the date that is one year from this year’s mailing date and no later than 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2018 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Immune Pharmaceuticals Inc., 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632.

New York, New York

December 8, 2017

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 as amended to date (other than exhibits thereto) filed with the SEC, which provide additional information about us, are available on the Internet at www.immunepharma.com and available in paper form to beneficial owners of our stock without charge upon written request to Immune Pharmaceuticals Inc., 550 Sylvan Avenue, Suite 101, Englewood Cliffs, NJ 07632, Attention: Secretary.

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APPENDIX A

RESOLUTIONS OF

THE BOARD OF DIRECTORS

REGARDING THE AMENDMENT RATIFICATION

Ratification Resolution

Whereas, on April 12, 2017, Immune Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), filed a certificate of amendment to the Certificate of Incorporation of the Corporation setting forth an amendment (the “Amendment”) that effected a one-for-twenty reverse stock split (the “Reverse Split”) of the Corporation’s Common Stock, par value $0.0001 per share (the “Common Stock”);

Whereas, the Board of Directors (the “Board”) of the Corporation believes that such Amendment, and the Reverse Split effected thereby, were validly approved by the Board and by the Corporation’s stockholders at the Corporation’s 2016 Annual Meeting of Stockholders;

Whereas, as described in more detail below, the Board has been advised that questions have been raised regarding whether such Amendment, and the Reverse Split effected thereby, were properly approved; and

Whereas, in order to eliminate any uncertainty regarding the validity of such Amendment and the related Reverse Split, the Board has determined that it is advisable to adopt the following resolutions to ratify such actions.

Now, Therefore, Be It Resolved, that

(1)	The potentially defective corporate acts to be ratified by this resolution are (i) the filing of, and the amendment effected by, the Certificate of Amendment to the Certificate of Incorporation of the Corporation (the “Amendment”) filed with the Office of the Secretary of State of the State of Delaware (the “State Office”) on April 12, 2017 and (ii) the combination and reclassification of each twenty outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share (the “Common Stock”), into one share of Common Stock of the Corporation (the “Reverse Split”), which resulted in the combination all of the shares of Common Stock of the Corporation outstanding immediately prior to the effectiveness of the Reverse Split into a total of approximately 9.7 million shares of Common Stock of the Corporation upon the effectiveness of the Reverse Split.

(2)	The date of the filing of the Amendment with the State Office is April 12, 2017. The date of the effectiveness of the Reverse Split, and the combination of shares of Common Stock referenced above that was effected by the Reverse Split, is April 13, 2017.

(3)	The nature of the failures of authorization in respect of the potentially defective corporate acts identified in Paragraph (1) of this resolution are:

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•	The Amendment was submitted to the Corporation’s stockholders for their approval at the Corporation’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the Corporation’s inspector of elections determined that the proposal to approve the Amendment received the requisite stockholder approval and certified that the proposal passed. Based on that determination, the Corporation filed the Amendment with the State Office on April 12, 2017 and effected the Reverse Split on April 13, 2017.

•	As part of the determination that the Amendment received the requisite stockholder approval, votes cast by nominees/brokers without instruction from the beneficial owners of certain of the Corporation’s outstanding shares were counted as votes in favor of the adoption of the Amendment in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes (the “Broker Votes”). The voting of these shares by the nominees/brokers without instruction from the beneficial owners was inconsistent with certain statements made in the Corporation’s proxy materials for its 2016 Annual Meeting, which stated that such a nominee/broker would not have authority to vote customers’ unvoted shares held by the firms in street name on the proposal to approve the Amendment to effect the Stock Split, and thus such broker non-votes would have no effect on the results of the vote.

•	If the Broker Votes were counted as votes “against” the proposal to approve the Amendment, the Amendment would not have been approved by the holders of a majority of the outstanding shares of the Common Stock, as required by Section 242 of the Delaware General Corporation Law (the “DGCL”).

(4)	The Board hereby approves, adopts and authorizes, in all respects, the ratification of the potentially defective corporate acts identified in Paragraph (1) of this resolution pursuant to Section 204 of the DGCL.

Submission to Stockholders for Ratification

Resolved Further, that the Board hereby directs that the potentially defective corporate acts identified in the resolution set forth above under the heading “Ratification Resolution” shall be submitted to the stockholders of the Corporation for the stockholders to ratify such acts under Section 204 of the DGCL and under common law, and the Board hereby recommends that stockholders ratify such potentially defective corporate acts; and

Resolved Further, that in connection with submitting the foregoing potentially defective corporate acts to the stockholders for ratification, the Board hereby authorizes and directs each officer of the Corporation (acting alone) to provide notice to the Corporation’s stockholders (and all other persons entitled thereto) in accordance with Section 204(d) of the DGCL and, in connection therewith, each such officer is authorized to (among other things) include (i) a proposal relating to such ratification by the stockholders in the Corporation’s Notice of Meeting for the Corporation’s 2017 Annual Meeting of Stockholders, and in any proxy statement, proxy card, other proxy materials or voting instruction forms related thereto, and (ii) include in such Notice of Meeting (and related proxy materials) any other matter that is required by Section 204 of the DGCL.

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Abandonment

Resolved Further, that at any time before the “validation effective time,” as such term in used in Section 204 of the DGCL, in respect of the potentially defective corporate acts identified in the foregoing resolutions, notwithstanding approval of the ratification of such potentially defective corporate acts by stockholders of the Corporation, the Board may abandon the ratification of such potentially defective corporate acts without further action of the stockholders of the Corporation.

Authorization to Prepare and File Certificates of Validation

Resolved Further, that, following the ratification by the stockholders of the Corporation of the potentially defective corporate acts identified in the foregoing resolutions, each officer of the Corporation (acting alone) is hereby authorized to execute a certificate of validation in respect of such potentially defective corporate acts and to cause such certificate of validation to be filed with the State Office, with such certificate of validation to be in such form and filed at such time as any such officer may deem advisable (the advisability of which shall be conclusively evidenced by the execution and filing of such certificates of validation).

Common Law Ratification

Resolved Further, that in addition to the ratification permitted by Section 204 of the DGCL, the Board hereby approves, adopts, confirms and ratifies the potentially defective corporate acts identified in the foregoing resolutions for all purposes of, and to the fullest extent permitted by, the common law of Delaware or any other applicable law.

Miscellaneous

Resolved Further, that each officer of the Corporation (acting alone) is hereby authorized to take any and all actions and to execute, deliver and file, any and all instruments, agreements and other documents, in the name of and on behalf of the Corporation, as any such officer deems advisable (the advisability of which shall be conclusively evidenced by the taking of such action or the execution, delivery or filing of such instrument, agreement or document), to carry out the intent and accomplish the purposes of the foregoing resolutions.

Resolved Further, that the taking by any officer of the Corporation of any action authorized to be taken by such person in any of the preceding resolutions shall conclusively evidence the due authorization thereof by the Corporation.

Resolved Further, that all actions heretofore taken by any director, officer or agent of the Corporation, for and on behalf of the Corporation, with respect to any of the matters referenced in the foregoing resolutions are hereby ratified, approved and confirmed in all respects.

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APPENDIX B

IMMUNE PHARMACEUTICALS INC.

AMENDED AND RESTATED

2015 EQUITY INCENTIVE PLAN

(as amended and restated, subject to shareholder approval)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant pertaining to a Stock Right delivered pursuant to the Plan in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

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(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

(iii)	Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the effective date of the Plan, which is the date of its approval by the shareholders of the Company, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(iv)	provided, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change in Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the Compensation Committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $0.0001 par value per share.

Company means Immune Pharmaceuticals Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

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Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)         If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)         If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)         If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine. This value will be based on an external valuation in compliance with the applicable laws of the taxing jurisdiction.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.

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Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, return on invested capital or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total shareholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; (xiii) operational objectives, consisting of one or more objectives based on achieving progress in research and development programs or achieving regulatory milestones related to development and or approval of products; and (xiv) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share of one or more products or customers, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner in accordance with Section 162(m) of the Code and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

Plan means this Immune Pharmaceuticals Inc. 2015 Equity Incentive Plan.

Securities Act means the Securities Act of 1933, as amended.

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Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may, in its sole discretion, structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

 (a)          The number of Shares which may be issued from time to time pursuant to this Plan shall be 3,500,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

(b)          If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

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4.	ADMINISTRATION OF THE PLAN.

 The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation under Section 162(m) of the Code to fail to so qualify. Subject to the provisions of the Plan, the Administrator is authorized to:

 (a)          Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

 (b)          Determine which Employees, directors and Consultants shall be granted Stock Rights;

 (c)          Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

 (d)          Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

 (e)          Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

 (f)           Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

 (g)          Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

 (h)          Adopt any appendices applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which appendices may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

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To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5.	ELIGIBILITY FOR PARTICIPATION.

 The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF OPTIONS.

 Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

 (a)          Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

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(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.

(iv)	Additional Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)           ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

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B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(i)	Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(ii)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(iii)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any.

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8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

 The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price (per share) that is less than the Fair Market Value per share of Common Stock on the date of grant or (b) expire more than ten years following the date of grant.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9.	PERFORMANCE BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period. Nothing in this Section shall prohibit the Company from granting Stock-Based Awards subject to performance criteria that do not comply with this Paragraph.

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10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

 The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

 Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

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 The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

 No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

 By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

 Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

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(ii)	Except as provided in Subparagraph (iii) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(iii)	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(iv)	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(v)	A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(vi)	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

 Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(i)	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

 Except as otherwise provided in a Participant’s Option Agreement:

(i)	A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(iii)	A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

(iv)	The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

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17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

 Except as otherwise provided in a Participant’s Option Agreement:

(i)	In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

(iii)	If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

 In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

 For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

 In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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19.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH or DISABILITY.

 Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

 Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(i)	All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(ii)	Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

 Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

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 The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

 Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

 Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(i)	The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

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(ii)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

 Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

 Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to them hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

 (a)          Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

(b)          Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

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 With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

 In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

 (c)          Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

 (d)          Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

(e)           Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

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 (f)           Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.

 Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

 No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

 The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

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29.	WITHHOLDING.

 In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

 Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

 The Plan will terminate on November 12, 2025, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

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32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

 The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Other than as set forth in Paragraph 25 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

 Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	SECTION 409A.

 If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock-Based Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock-Based Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

 The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

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35.	INDEMNITY.

 Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

36.	GOVERNING LAW.

 This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

B-23

Immune Pharmaceuticals Inc. 550 Sylvan Avenue, Suite 101 Englewood Cliffs, NJ 07632

VOTE BY INTERNET

Before the Meeting - Go to

www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card (“Proxy Card”) in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/IMNP

You may attend the 2017 Annual Meeting of the Stockholders (the “Annual Meeting”) via the internet and vote during the Annual Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, Proxy Cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97913-P71181         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION

ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IMMUNE PHARMACEUTICALS INC.		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5 and 7 and 3 YEARS on Proposal 6:

1.	Election of Directors	☐	☐	☐

	Nominees:

	01) Daniel Kazado
	02) Jeffrey Paley, M.D.

		For	Against	Abstain				For	Against	Abstain

2.	Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;	☐	☐	☐	5.	Hold an advisory vote on our 2017 named executive officer compensation;		☐	☐	☐

							3 Years	2 Years	1 Year	Abstain
3.	Approve an amendment to our 2015 Equity Incentive Plan to increase the number of shares issuable under the plan from 750,000 to 4,000,000 and to eliminate the share limit on annual awards to any single participant (whether an employee, director or consultant) in any fiscal year;	☐	☐	☐	6.	Hold an advisory vote on the frequency of the advisory vote on executive compensation; and	☐	☐	☐	☐

								For	Against	Abstain

4.	Ratify the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on April 12, 2017 and the one for twenty reverse stock split of our common stock that was effected thereby and which became effective on April 13, 2017;	☐	☐	☐	7.	Authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

To the Stockholders of Immune Pharmaceuticals Inc.:

The Annual Meeting of Immune Pharmaceuticals Inc. will be held at 10:00 a.m., Eastern Time, on January 25, 2018, at the offices of Nixon Peabody LLP, 55 West 46th Street, New York, New York 10036, as may be joined by virtual meeting, to vote on the following matters:

1.	Elect each of Daniel Kazado and Jeffrey Paley, M.D., nominees for Class I directors, as members of our Board of Directors;

2.	Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	Approve an amendment to our 2015 Equity Incentive Plan to increase the number of shares issuable under the plan from 750,000 to 4,000,000 and to eliminate the share limit on annual awards to any single participant (whether an employee, director or consultant) in any fiscal year;

4.	Ratify the filing and effectiveness of the certificate of amendment to our certificate of incorporation filed with the Secretary of State of the State of Delaware on April 12, 2017 and the one for twenty reverse stock split of our common stock that was effected thereby and which became effective on April 13, 2017;

5.	Hold an advisory vote on our 2017 named executive officer compensation;

6.	Hold an advisory vote on the frequency of the advisory vote on executive compensation; and

7.	Authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

The proxy statement (“Proxy Statement”) contains information regarding the Annual Meeting, including information on the matters to be voted on prior to and during the Annual Meeting. If you have chosen to view our proxy statements and annual reports over the Internet instead of receiving paper copies in the mail, you can access our Proxy Statement and annual report and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this Proxy Card.

You will be able to attend the Annual Meeting via live audio webcast by visiting Immune Pharmaceutical’s virtual meeting website at www.virtualshareholdermeeting.com/IMNP on January 25, 2018, at 10:00 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials or on your Proxy Card if you receive materials by mail. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Elliot Maza, President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Quarterly Report are available at www.proxyvote.com.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IMMUNE PHARMACEUTICALS INC.

The undersigned hereby appoints Elliot Maza and John Clark, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Immune Pharmaceuticals Inc. Common Stock, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held January 25, 2018 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, 4, 5 AND 7, FOR THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION UNDER PROPOSAL 6 TO OCCUR EVERY 3 YEARS, AND SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)